                                                                   EXHIBIT 10.19



                            LINE OF CREDIT AGREEMENT

        THIS LINE OF CREDIT AGREEMENT (the "Agreement"), is entered into as of the 6th day of August, 2001, by and between Hyseq, Inc., a Nevada corporation ("Borrower"), and Dr. George B. Rathmann ("Lender").

                                     RECITAL

        Borrower desires to obtain from Lender a line of credit (the "Line of Credit"), making available to Borrower a principal amount of twenty million dollars ($20,000,000).

                                    AGREEMENT

        NOW, THEREFORE, Lender and Borrower hereby agree as follows:

                                   ARTICLE I.

                                 LINE OF CREDIT

        1.1 ADVANCES. SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, LENDER HEREBY AGREES TO MAKE ADVANCES (EACH, AN "ADVANCE", AND COLLECTIVELY, THE "ADVANCES"), TO BORROWER FROM TIME TO TIME UP TO AND INCLUDING AUGUST 5, 2003. THE AGGREGATE AMOUNT OF ALL OUTSTANDING ADVANCES SHALL NOT EXCEED TWENTY MILLION DOLLARS ($20,000,000) (THE "CREDIT LIMIT"). PROCEEDS OF ADVANCES SHALL BE USED FOR WORKING CAPITAL AND GENERAL CORPORATE PURPOSES OF BORROWER.

        1.2 Borrowing and Repayment. Borrower may from time to time during the term of this Agreement borrow, partially or wholly repay its outstanding borrowings, and reborrow; provided however, that the total outstanding Advances shall not at any time exceed the Credit Limit. Each time Borrower desires an Advance, Borrower shall submit to Lender a drawing request in substantially the form of Exhibit B attached hereto ("Drawing Request"), setting forth the amount requested to be borrowed. Borrower may submit Drawing Requests no more frequently than once each week.

        1.3 Promissory Note. Borrower's obligation to repay the Advances and accrued interest thereon shall be evidenced by a convertible promissory notice substantially in the form attached hereto as Exhibit A (the "Note"), which may be converted by mutual agreement of Lender and Borrower into shares of Borrower's common stock, par value $0.001 per share (the "Common Stock"), at any time up to and including the Maturity Date (as defined in Section 1.7 herein). The shares of Common Stock to be issued upon the conversion of the Note are the "Note Shares". Borrower shall execute and deliver to Lender the Note concurrently with the execution and delivery of this Agreement. Borrower authorizes Lender to record on the schedule annexed to the Note, the date and amount of each Advance made by Lender, the Prime Rate (as defined in Section 1.4 herein) when each Advance is made, and each payment or prepayment of the Advances, and agrees that all such notations shall constitute prima facie evidence of the matters noted. Borrower further authorizes Lender to attach to and make a part of the Note continuations of the schedule as necessary. No failure to make any such notations, nor any errors in making any such notations, shall affect the validity of Borrower's obligations to repay the Advances or Borrower's obligations under any of the Loan Documents (as defined in Section
2.1 herein).

        1.4 INTEREST AND FEES. Subject to Section 1.5, the outstanding principal balance of the Line of Credit shall bear interest at a rate per annum equal to one percent (1%) above the Prime Rate in effect from time to time. The term "Prime Rate" shall mean at any time the rate of interest most recently announced by Bank of America National Trust and Savings Association (or such other financial institution as may be designated by Lender with Borrower's consent, which consent will not be unreasonably withheld) (the "Reference Bank"), as its Prime Rate. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced by the Reference Bank.

        1.5 Default Interest. At all times when an Event of Default has occurred and is continuing, the outstanding principal balance of the Line of Credit shall bear interest at a rate per annum equal to two percent (2%) above the Prime Rate in effect from time to time (the "Default Rate"). In addition, to the extent permitted by applicable law, any interest payments, fees or other amounts owed hereunder and not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall bear interest at the Default Rate. Payment or acceptance of the Default Rate is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Lender.

        1.6 Expiration Date. The Line of Credit shall expire, and Lender shall have no further obligation to make any Advances to Borrower upon the earlier of
(i) a Change of Control, or (ii) August 5, 2003, the "Expiration Date". The passage of the Expiration Date does not affect Borrower's repayment obligation. For purposes of this Section 1.6, a "Change of Control" means (i) Borrower's sale of all or substantially all of its assets, or (ii) any transaction or series of related transactions to which Borrower is a party (including, without limitation, any reorganization, merger or consolidation) that will result in the holders of Borrower's outstanding voting equity securities immediately prior to such transaction holding fewer than fifty per cent (50%) of the voting equity securities of the surviving entity immediately following such transaction(s).

        1.7 Computation and Repayment. Borrower shall pay to the order of Lender, at any place which Lender designates from time to time in writing, in lawful money of the United States of America, the principal amount of the Advances and accrued interest thereon. Interest on the principal amount outstanding under the Advances shall be computed on the basis of a 360-day year, actual days elapsed. Except as otherwise set forth in this Agreement, the outstanding principal amount of the Advances on the Expiration Date shall be repaid in forty eight (48) equal monthly installments, beginning on the Expiration Date, and continuing on the first business day of each successive calendar month until paid in full. Any and all outstanding principal amount, accrued interest and applicable fees, costs and charges, if any, shall be paid in full to Lender on the date which is forty eight (48) months after the Expiration Date, the "Maturity Date".

        1.8 Limitation on Repayment by Note Shares. Notwithstanding any term to the contrary contained in any of the Loan Documents, Borrower may not repay Advances, interest accrued thereon and any attendant costs, fees and charges in the form of Note Shares in excess of an aggregate value of twenty million dollars ($20,000,000).

        1.9 Application of Payments. Lender shall apply all payments received from Borrower pursuant to this Agreement as follows: first, to the payment of applicable fees, costs and charges, if any; second, to accrued and unpaid interest then due and owing; and third, to the outstanding principal amount of the Advances.

                                   ARTICLE II.

                                   BORROWER'S
                         REPRESENTATIONS AND WARRANTIES

        Borrower makes the following representations and warranties to Lender, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and discharge of all obligations of Borrower to Lender, subject to this Agreement.

        2.1 AUTHORIZATION AND VALIDITY. This Agreement, the Note, and each other document, contract and instrument required by or at any time delivered to Lender in connection with this Agreement (collectively, the "Loan Documents"), have been duly authorized by Borrower, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

        2.2 NO VIOLATION. The execution, delivery and performance by Borrower of each of the Loan Documents to which it is a party do not violate any provision of any law or regulation, or contravene any provision of Borrower's Amended and Restated Articles of Incorporation, as amended or Amended Bylaws, or will not result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower or any of its properties may be bound.

        2.3 Litigation. Except as disclosed to Lender, there is no action, proceeding or investigation pending or threatened, or any basis therefor known to Borrower, that questions the validity of this Agreement or the right of Borrower to enter into this Agreement, or that would have, either individually or in the aggregate, a Material Adverse Effect. "Material Adverse Effect" shall mean a material adverse effect upon Borrower's business, operation, properties, assets or condition (financial or otherwise). There is no judgment, decree or order of any court in effect against Borrower, and Borrower is not in default with respect to any order of any governmental authority to which Borrower is a party or by which Borrower is bound.

        2.4 Governmental Consent. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Borrower is required in connection with the consummation of the transactions contemplated by this Agreement.

        2.5 No Events of Default. Except as disclosed to Lender, Borrower is not in default under any debt or material obligation of Borrower and no event has occurred which would become an event of default under any such debt or material obligation with or without the giving of notice, the lapse of time, or both.

        2.6 Existence and Authority. Borrower is a corporation duly organized and validly existing under the laws of the State of Nevada. Borrower has the corporate power and authority, rights and franchises to own its properties and to carry on its business as now conducted. Borrower has the corporate power and authority to borrow the Advances and to enter into and perform its obligations under this Agreement and the other Loan Documents.

                                  ARTICLE III.

                                    LENDER'S
                         REPRESENTATIONS AND WARRANTIES

        Lender makes the following representations and warranties to Borrower, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and discharge of all obligations of Lender to Borrower, subject to this Agreement.

        3.1 Lender hereby represents and warrants to Borrower as follows:

               (a) Lender understands and acknowledges that the offering and sale of the Note Shares pursuant to the Note will not be registered under the Securities Act of 1933, as amended (the "Securities Act".

               (b) Lender covenants that in no event will he make any disposition of any of the Note Shares, except in accordance with an effective registration statement under the Securities Act, or Rule 144 (or any successor rule) as promulgated thereunder.

               (c) Lender acknowledges and understands that the Note Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that Borrower is under no obligation to register the Note Shares.

               (d) Lender represents that he is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

                                   ARTICLE IV.

                              CONDITIONS PRECEDENT

        The obligation of Lender to make any Advances to Borrower under this Agreement is subject to satisfaction of the conditions precedent of Section 4.1 and 4.2.

        4.1 Documentation. LENDER SHALL HAVE RECEIVED, IN FORM AND SUBSTANCE SATISFACTORY TO LENDER, THIS AGREEMENT, THE NOTE, A DRAWING REQUEST AND SUCH OTHER DOCUMENTS AND INSTRUMENTS AS LENDER MAY REASONABLY REQUEST, ALL DULY EXECUTED BY BORROWER.

        4.2 Conditions to Each Advance. AS OF THE DATE OF EACH DRAWING REQUEST, EXCEPT AS DISCLOSED TO LENDER:

               (a) all of Borrower's representations and warranties contained in this Agreement shall be true, correct and complete in all material respects to the same extent as though made on and as of that date;

               (b) no Event of Default (as defined in Section 6.1) shall have occurred and shall continue, or shall result from, making the Advance;

               (c) no law or regulation shall prohibit, and no order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain Lender from making the Advance; and

               (d) no change having a Material Adverse Effect on Borrower, either individually or in the aggregate, shall have occurred since the date of this Agreement.

        4.3 Conditions to Issuance of Note Shares. The obligation of Borrower to issue the Note is subject to satisfaction of the condition precedent of this
Section 4.3. As of the date of the issuance of the Note Shares all of Lender's representations and warranties contained in this Agreement shall be true, correct and complete in all material respect to the same extent as though made on and as of that date.

                                   ARTICLE V.

                              AFFIRMATIVE COVENANTS

        Borrower covenants that so long as any of the Advances, or any portion thereof, remain outstanding or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Lender under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower shall:

        5.1 PUNCTUAL PAYMENTS. Pay the principal amount of the Advances, interest, fees, charges or other liabilities due to Lender under the Loan Documents at or before the times, at the place and in the manner specified in the Loan Documents.

        5.2 Accounting Records. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied and in a manner otherwise acceptable to Lender, and permit any representative of Lender, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same, and to inspect the properties of Borrower.

        5.3 Compliance With Laws. Comply with the requirements of all laws, rules, regulations and orders of any governmental authority applicable to Borrower or its business.

        5.4 Performance and Compliance with Other Agreements. Perform and comply in all material respects with each of the provisions of each material indenture, contract and other agreement by which Borrower or any of its properties is bound.

        5.5 Taxes and Other Liabilities. Pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal and including federal and state income taxes, which in the aggregate the nonpayment of which would have a Material Adverse Effect, except such as Borrower may in good faith contest or as to which a bona fide dispute may arise, so long as provision is made to the satisfaction of Lender for eventual payment thereof if it is found that payment is an obligation of Borrower.

        5.6 Notices of Lender. Within ten (10) days after Borrower has actual knowledge of the occurrence of each such event or matter, give written notice to Lender of: (i) the occurrence of any Event of Default (defined below), or any condition, event or act which would become an Event of Default with or without the giving of notice; or (ii) the commencement, or threatened commencement in which Borrower has received written notice, of any litigation, arbitration or other proceeding against Borrower which could result in a Material Adverse Effect.

                                   ARTICLE VI.

                                EVENTS OF DEFAULT

        6.1 The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

               (a) Borrower shall fail to pay within five (5) business days of the date due any principal, interest, fees or other amounts payable under any of the Loan Documents.

               (b) Any financial statement or certificate furnished to Lender in connection with this Agreement or any representation or warranty made or deemed made by Borrower hereunder shall prove to be false, incorrect or incomplete in any material respect when furnished, made or deemed made.

               (c) Any default in the performance of or compliance with any obligation, agreement or other provision contained herein (other than those referred to in Sections 6.1(a) and (b) above), and with respect to any such default which by its nature can be cured, such default shall continue for a period of twenty (20) days from its occurrence.

               (d) Any material default in the payment or performance of any material obligation, or any defined event of default, under the terms of any contract or instrument (other than the Loan Documents), pursuant to which Borrower has incurred any debt or other liability to any person or entity, including Lender.

               (e) Any default in the payment or performance of any obligation, or any defined event of default, under any of the Loan Documents other than this Agreement.

               (f) Borrower shall become insolvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or shall generally fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; Borrower shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time or any successor statute ("Bankruptcy Code"), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to said Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower, or Borrower shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or shall be adjudicated a bankrupt, or an order for relief shall be entered by any court of competent jurisdiction under said Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors.

        6.2 ACCELERATION. If an Event of Default shall occur, (a) any indebtedness of Borrower under any of the Loan Documents, any term thereof to the contrary notwithstanding, shall (at Lender's option and without notice) become immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower; (b) the obligation, if any, of Lender to permit further borrowings hereunder shall immediately cease and terminate; and (c) Lender shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any of the Advances and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Lender in connection with each of the Loan Documents may be exercised at any time by Lender and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity. Notwithstanding the foregoing, the occurrence of an Event of Default shall not extinguish Borrower's right to convert any amount owed to Lender into the Note Shares, as provided for in Section 1.3 herein.

                                  ARTICLE VII.

                               GENERAL PROVISIONS

        7.1 NO WAIVER. No delay, failure or discontinuance of Lender in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Lender of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent expressly set forth in such writing.

        7.2 NOTICES. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following addresses:

        BORROWER:       Hyseq, Inc.
                        670 Almanor Avenue
                        Sunnyvale, California 94085
                        Facsimile:  (408) 524-8145
                        Attn: Legal Department

        LENDER:         Dr. George B. Rathmann
                        5404 Lake Washington Blvd., N.E., Apt. I
                        Kirkland, Washington  98033

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by overnight courier, upon the earlier to the date of receipt or two (2) days after delivery to the courier; (c) if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. mail, first class and postage prepaid; or (d) if sent by telecopy, upon receipt.

        7.3 INDEMNITY, COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall indemnify Lender against, hold Lender harmless from, and pay to Lender immediately upon demand, the full amount of all costs and expenses, including reasonable attorneys' fees, incurred by Lender in connection with (a) Lender's administration of this Agreement and each of the other Loan Documents, and the preparation of this Agreement and the other Loan Documents and any amendments and waivers hereto and thereto, (b) the enforcement of Lender's rights and/or the collection of any amounts which become due to Lender under any of the Loan Documents (including in connection with any bankruptcy, reorganization, "work-out" or similar circumstance or proceeding), and (c) the prosecution or defense of any claim or action in any way related to any of the Loan Documents or the transactions contemplated thereby, including without limitation any action for declaratory relief.

        7.4 Successors; Assignment. This Agreement shall be binding on and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interest hereunder without the prior written consent of Lender. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender's rights and benefits under this Agreement, the Note and each of the other Loan Documents. In connection therewith, Lender may disclose all documents and information which Lender now has or may hereafter acquire relating to any of the Advances, Borrower or its business, or any collateral required hereunder or granted in connection herewith.

        7.5 Entire Agreement; Counterparts; Amendment. This Agreement and each of the other Loan Documents constitute the entire agreement between Borrower and Lender with respect to the Advances and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be executed in any number of counterparts and may be amended or modified only by a written instrument executed by each party hereto.

        7.6 No Third Party Beneficiaries. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party.

        7.7 Severability of Provisions. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

        7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, except to the extent that Lender has greater rights or remedies under federal law, in which case such choice of California state law shall not be deemed to deprive Lender of such rights and remedies as may be available under federal law.

        7.9 Arbitration. All disputes arising in connection with this Agreement shall be finally settled by arbitration. The arbitration shall be held in San Jose, California, and conducted in accordance with the Rules of the American Arbitration Association. Judgment upon the award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order or enforcement. Each party shall bear its own expenses of the arbitration, but the arbitrator's fees and costs shall be borne equally between the parties participating in the arbitration.



                            [Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                        HYSEQ, INC.

                                        /s/ Ted W. Love
                                        ----------------------------------------
                                        By: Dr. Ted W. Love
                                        Title: President and Chief Executive
                                               Officer


                                        DR. GEORGE B. RATHMANN

                                        /s/ George B. Rathmann
                                        ----------------------------------------
                                        Dr. George B. Rathmann



                   Signature Page to Line of Credit Agreement

                                    EXHIBIT A

                       FORM OF CONVERTIBLE PROMISSORY NOTE


               THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                           CONVERTIBLE PROMISSORY NOTE

    Sunnyvale, California
    August 6, 2001

        $20,000,000.00

        FOR VALUE RECEIVED, Hyseq, Inc., a Nevada corporation (the "Borrower"), promises to pay to the order of Dr. George B. Rathmann, ("Lender"), the lesser of (i) $20,000,000 and (ii) the outstanding principal amount of all Advances made by Lender under that certain Line of Credit Agreement, dated as of August 6, 2001, by and between the Borrower and Lender (the "Agreement").

        The principal amount hereof is payable at the times and in the amounts set forth in the Agreement. Borrower also promises to pay interest on the Advances from the date of this Note until paid in full at the rates and at the times determined in accordance with the Agreement. This Note is subject to repayment and prepayments at the option of Borrower as, and to the extent, provided in the Agreement.

        This Note is issued pursuant to and entitled to the benefits of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Advances evidenced hereby were made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

        Borrower shall pay all payments of principal and of interest on the Advances to the order of Lender at such plan as Lender may from time to time designate in writing, in lawful money of the United States of America.

               Notwithstanding the foregoing, and subject to the limitation set forth in Section 1.8 of the Agreement, the total amount outstanding on this Note may, at any time up to and including the Maturity Date and upon the mutual agreement of Borrower and Lender (the "Conversion Notice"), be converted into that number of shares of Borrower's Common Stock as shall equal the quotient obtained by dividing the amount outstanding on this Note (i) by the average closing price of the Borrower's Common Stock on the Nasdaq National Market as reported in the Wall Street Journal for the twenty Trading Days (defined herein) ending on the second Trading Day immediately prior to the day of such conversion, or (ii) in connection with an offering Borrower's equity securities, by the per share price of the Common Stock at which such equity securities shall be offered for sale by Borrower. "Trading Day" shall mean any day on which the Nasdaq National Market is open and available for at least five hours for the trading of securities.

               The Note Shares to be issued to Lender upon the conversion of this Note will not be registered under the Securities Act, or qualified under any state securities laws on the grounds that the offering and sale of the Note Shares as contemplated by the Loan Documents are exempt from registration under the Securities Act and any applicable state securities laws.

               The certificate(s) representing the Note Shares shall bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

        Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note and all other obligations of Borrower under the Agreement, together with all accrued but unpaid interest thereon, may automatically become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Agreement.

        This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to conflicts of laws provisions. The terms of this Note are subject to amendment only in the manner provided in the Agreement.

        The obligation of the Borrower to pay the principal of and interest on the Advances at the place, and at the times, and in the currency prescribed in this Note and in the Agreement is absolute and unconditional.

        Borrower promises to pay all costs and expenses, including all attorneys' fees and expenses, all as provided in the Agreement, actually incurred in the collection and enforcement of this Note, including any such costs, expenses or fees actually incurred in any appeal in connection with the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

        IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                             BORROWER

                                             HYSEQ, INC.


                                             By:  /s/ Ted W. Love
                                                  ------------------------------
                                                  Name:
                                                  Title:



                  Signature Page to Convertible Promissory Note

                       TRANSACTIONS ON LINE OF CREDIT NOTE

                                                      Outstanding
                                      Amount of        Principal
                  Amount of Loan   Principal Paid       Balance       Notation
       Date       Made This Date      This Date        This Date       Made By
----------------- --------------   --------------     -----------    -----------




                     Schedule to Convertible Promissory Note

                                    EXHIBIT B

                             FORM OF DRAWING REQUEST


                               [HYSEQ LETTERHEAD]


                        _________________________, 200__


Dr. George B. Rathmann
5404 Lake Washington Blvd., N.E., Apt. I
Kirkland, Washington  98033

               Re:    Drawing Request

Dear Dr. Rathmann:

        Please take notice that pursuant to that certain Line of Credit Agreement, (the "Agreement"), dated as of August 6, 2001, Hyseq, Inc., (the "Borrower") desires to borrow on Advance of ____________________ Dollars ($________) from Dr. George B. Rathmann, (the "LENDER"), on ______________________, 200__. Capitalized terms not otherwise defined shall have the meanings assigned to them in the Agreement.

        The Borrower hereby certifies that as of the date of this Drawing Request, except as disclosed to Lender:

               (a) all of Borrower's representations and warranties contained in the Agreement shall be true, correct and complete in all material respects to the same extent as though made on and as of the date hereof;

               (b) no Event of Default shall have occurred and shall continue, or shall result from, making the Advance;

               (c) no law or regulation shall prohibit, and no order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain Lender from making the Advance; and

               (d) no change having a Material Adverse Effect on Borrower, either individually or in the aggregate, shall have occurred since the date of the Agreement.


                                            HYSEQ, INC.

                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



                                      B-1